Second-Quarter 2015 Results July 23, 2015 10:00 AM ET Dial In Number 877-407-8293 Domestic 201-689-8349 International Webcast at www.altramotion.com Replay Number Through August 6, 2015 877-660-6853 Domestic 201-612-7415 International Conference ID: # 13614312 Webcast Replay at www.altramotion.com

Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, those relating to the Company's progress on corporate initiatives and strategic pricing, the reduction, and the related timing, in the number of Company facilities, the optimization of the Company's supply chain, including the timing thereof, the Company's views and assessment of economic conditions, foreign currency trends, end market conditions and industrial demand, the Company’s progress on executing its acquisition and organic growth strategies and new product development, the Company’s progress on implementing profit improvement initiatives, the Company's progress and future plans on implementing and pursuing consolidation and cost reduction activities, the impact and timing of the Company's Business Simplification Plan and other potential cost management and restructuring activities on earnings, margins and shareholder value, the Company's unaudited 2015 financial information, and the Company's guidance for full year 2015.   In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with our debt leverage and operating covenants under our debt instruments, (19) risks associated with restrictions contained in our Convertible Notes and Credit Facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our ERP system, (23) risks associated with the Lamiflex, Svendborg and Guardian acquisitions and integration and other acquisitions, (24) risks associated with the Company's investment in a manufacturing facility in China, (25) risks associated with certain minimum purchase agreements we have with suppliers, (26) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (27) risks associated with interest rate swap contracts, (28) risks associated with the potential dilution of our common stock as a result of our convertible notes, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, and (31) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Industrial Motion Corp. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise.  1

Second-Quarter 2015 Highlights • Revenues decreased 8.6% from the second quarter of 2014, primarily from foreign exchange • Non-GAAP earnings were $11.5 million, or $0.43 per diluted share, during the quarter * • Purchased remaining 15% interest in Lamiflex • Announced next steps of Business Simplification Plan • Increased quarterly dividend by 25% and purchased an additional $3.4 million in Altra stock 2

Business Simplification Plan • Plan to enhance shareholder value by improving business effectiveness, streamlining facilities and cost structure, and increasing margins • Facility reduction of at least 20% • Three facility consolidations initiated in Q2 • Better leverage global spend by optimizing supply chain • Enables centralization, information sharing and strategic buying opportunities • Will benefit from investments in our global IT system • Expect ultimate annual savings run rate of $15 million 3

Second-Quarter 2015 Financial Highlights 4 QTD QTD Q2 2015 Q2 2014 $ Change % Change ($ millions) Net Sales $196.6 $215.2 ($18.6) (8.6)% Gross Profit $60.0 $66.5 ($6.5) (9.8)% % of Revenues 30.5% 30.9% SG&A $35.2 $40.5 ($5.3) (13.1)% % of Revenues 17.9% 18.8% Income from operations $17.7 $22.0 ($4.3) (19.5)% % of Revenues 9.0% 10.2% Net Income $9.6 $12.8 ($3.2) (25.0)% % of Revenues 4.9% 5.9% Earnings Per Share: Diluted $0.37 $0.46 ($0.09) (19.6)% Non-GAAP Diluted * $0.43 $0.48 ($0.05) (10.4)% Weighted Average Common Shares Outstanding: Diluted 26,450 27,546 (1,096) (4.0)%

Second-Quarter 2015 Selected Segment Data 5 QTD QTD Q2 2015 Q2 2014 $ Change % Change ($ millions) Clutches and Brakes Net Sales $105.5 $111.0 ($5.5) (5.0)% Income from operations $13.3 $14.3 ($1.0) (7.0)% % of Net Sales 12.6% 12.9% Couplings Net Sales $31.7 $35.0 ($3.3) (9.4)% Income from operations $3.6 $4.4 ($0.8) (18.2)% % of Net Sales 11.4% 12.6% Gearing and Power Transmission Components Net Sales $60.6 $71.1 ($10.5) (14.8)% Income from operations $6.2 $7.6 ($1.4) (18.4)% % of Net Sales 10.2% 10.7%

Non-GAAP Measures * 6 Non-GAAP Net Income (amounts in millions) Q2 2015 Q2 2014 Reported Net Income $ 9.7 $ 12.8 Restructuring costs 2.6 — Acquisition related expenses — 0.5 Tax impact of above adjustments (0.8) (1) (0.1) (2) Non-GAAP net income 11.5 13.1 Non-GAAP diluted earnings per share $ 0.43 $ 0.48 (1) tax impact is calculated by multiplying the estimated effective tax rate, 30.1% by the above items (2) tax impact is calculated by multiplying the estimated effective tax rate, 31.2% by the above items Non-GAAP Operating Income (amount in millions) Q2 2015 Q2 2014 Reported Income from Operations $ 17.7 $ 22.0 Restructuring costs 2.6 — Acquisition related expenses — 0.5 Non-GAAP income from operations $ 20.3 $ 22.4 YTD Free Cash Flow (amounts in millions) 2015 2014 Net Cash flows from operating activities $ 30.1 $ 37.7 Purchase of property, plant and equipment (13.5) (10.9) Free cash flow $ 16.6 $ 26.8

Balance Sheet Highlights 7 Continue to maintain strong balance sheet Balance Sheet Highlights (amounts in millions) Q2 2015 Q2 2014 Cash $42.3 $69.2 Total Debt $258.6 $281.3 Total Debt less Cash $216.3 46.1% $212.1 42.5% Shareholders' Equity $252.6 53.9% $287.1 57.5% Shareholders' Equity plus Debt, less Cash $468.9 100% $499.2 100%

Second-Quarter 2015 Operating Working Capital * 8 Balance Sheet (amounts in millions) Reconciliation of Operating Working Capital: Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 Accounts Receivable $ 117.3 $ 113.0 $ 106.5 $ 117.9 $ 125.4 Inventories 127.0 127.6 132.7 135.4 136.3 Accounts Payable (47.5) (47.5) (44.3) (43.9) (53.3) Operating Working Capital $ 196.8 $ 193.1 $ 194.9 $ 209.4 $ 208.4

2015 Outlook • $760 - $780 Million in sales • $1.60 - $1.75 Non-GAAP diluted earnings per share * • $24 - $26 Million in capital expenditures • $30 - $32 Million in depreciation and amortization • Tax rate approximately 30% - 32% before discrete items 9

End Market Review • Sales at Distribution were down sequentially and year over year due to further erosion in oil and gas and metals market • Turf and Garden sales were up strongly compared to a year ago and we expect 2015 to be a strong year for this market • Ag market down sharply in 2015 • Oil and gas down more than expected year to date • Alternative energy declined modestly during the quarter • Metals worsened during the quarter and was off substantially from a year ago • Mining was down year over year, but grew sequentially 10

Summary • We continue to drive improvement and cost containment • Poised to be a much leaner and more efficient company • Business Simplification Plan is expected to enhance shareholder value • Initiated three facility consolidations 11

Discussion of Non-GAAP Measures * As used in this release and the accompanying slides posted on the Company's website, non-GAAP diluted earnings per share, non-GAAP income from operations and non-GAAP net income are each calculated using either net income or income from operations that excludes acquisition related costs, restructuring costs, and other income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted). Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash flows from operating activities. Non-GAAP operating working capital is calculated by deducting accounts payable from net trade receivables plus inventories. Altra believes that the presentation of non-GAAP net income, non-GAAP income from operations, non-GAAP diluted earnings per share, non-GAAP free cash flow and non-GAAP operating working capital provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. 12